                        Supplement dated October 11, 1999
                    to the Prospectuses dated March 1, 1999,
                     as supplemented through March 31, 1999
                  of Flag Investors Emerging Growth Fund, Inc.


         The fourth paragraph of the section "INVESTMENT ADVISOR AND SUB-ADVISOR" in the prospectuses for Flag Investors Emerging Growth Fund, Inc. (the "Fund") is amended and supplemented as follows:

         Prior to June 4, 1999, the Advisor was an indirect subsidiary of Bankers Trust Corporation. On June 4, 1999, Bankers Trust Corporation merged with a subsidiary of Deutsche Bank A.G. ("Deutsche Bank"). Deutsche Bank is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail and commercial banking, investment banking and insurance.

         A Special Meeting of Shareholders was held on October 7, 1999, at which time shareholders voted to approve a new investment advisory agreement (the "Advisory Agreement") between the Fund and Investment Company Capital Corp. ("ICC") and a new sub-advisory agreement (the "Sub-Advisory Agreement) among the Fund, ICC and Brown Investment Advisory & Trust Company ("Brown Trust"). Approval of the Advisory Agreement and Sub-Advisory Agreement was sought because Deutsche Bank indirectly became ICC's parent company and, therefore, controls its operations as investment advisor. The services provided to the Fund under the Advisory Agreement and Sub-Advisory Agreement are the same as those provided under the previous investment advisory agreement with ICC and sub-advisory agreement with Brown Trust.


                                     * * *


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE




SUPPEG (10/99)

                       STATEMENT OF ADDITIONAL INFORMATION

                          -----------------------------


                    FLAG INVESTORS EMERGING GROWTH FUND, INC.

                                One South Street
                            Baltimore, Maryland 21202

                          -----------------------------




                  THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. IT SHOULD BE READ IN CONJUNCTION WITH A PROSPECTUS WHICH MAY BE OBTAINED FROM YOUR SECURITIES DEALER OR SHAREHOLDER SERVICING AGENT OR BY WRITING OR CALLING THE FUND, ONE SOUTH STREET, BALTIMORE, MARYLAND 21202, (800) 767-FLAG.



















          Statement of Additional Information Dated: March 1, 1999, as
                     supplemented through October 11, 1999,
                Relating to Prospectuses dated March 1, 1999, as
                  supplemented through October 11, 1999, for:
          Flag Investors Class A Shares, Flag Investors Class B Shares
                       Flag Investors Institutional Shares
                                       and
            Brown Investment Advisory & Trust Emerging Growth Shares

                                TABLE OF CONTENTS

                                                                        Page
                                                                        ----


1.      GENERAL INFORMATION AND HISTORY....................................1


2.      INVESTMENT OBJECTIVES AND POLICIES.................................2

3.      VALUATION OF SHARES AND REDEMPTION.................................6

4.      FEDERAL TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS...............6

5.      MANAGEMENT OF THE FUND.............................................9

6.      INVESTMENT ADVISORY AND OTHER SERVICES............................13

7.      DISTRIBUTION OF FUND SHARES.......................................14

8.      BROKERAGE.........................................................18

9.      CAPITAL STOCK.....................................................20

10.     SEMI-ANNUAL REPORTS...............................................21

11.     CUSTODIAN, TRANSFER AGENT AND ACCOUNTING SERVICES.................21

12.     LEGAL MATTERS.....................................................22

13.     INDEPENDENT ACCOUNTANTS...........................................22

14.     PERFORMANCE INFORMATION...........................................22

15.     CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES...............23

16.     FINANCIAL STATEMENTS..............................................25

1.      GENERAL INFORMATION AND HISTORY


         Flag Investors Emerging Growth Fund, Inc. (the "Fund") is an open-end management investment company. Under the rules and regulations of the Securities and Exchange Commission (the "SEC"), all mutual funds are required to furnish prospective investors with certain information concerning the activities of the company being considered for investment. The Fund currently offers four classes of shares: Flag Investors Emerging Growth Fund Class A Shares (the "Class A Shares"), Flag Investors Emerging Growth Fund Class B Shares (the "Class B Shares"), Flag Investors Emerging Growth Fund Institutional Shares (the "Institutional Shares") and Brown Investment Advisory & Trust Emerging Growth Shares (formerly "Alex. Brown Capital Advisory & Trust Emerging Growth Shares" ("ABCAT Shares")) (the "Brown Investment Advisory & Trust Shares") (collectively, the "Shares").

         Important information concerning the Fund is included in the Fund's Prospectuses which may be obtained without charge from the Fund's distributor (the "Distributor") or, with respect to each class except the Brown Investment Advisory & Trust Shares class, from Participating Dealers that offer such Shares to prospective investors. Some of the information required to be in this Statement of Additional Information is also included in the Fund's current Prospectuses. To avoid unnecessary repetition, references are made to related sections of the Prospectuses. In addition, the Prospectuses and this Statement of Additional Information omit certain information about the Fund and its business that is contained in the registration statement respecting the Fund and its Shares filed with the SEC. Copies of the registration statement as filed, including such omitted items, may be obtained from the SEC by paying the charges prescribed under its rules and regulations.

         The Fund was incorporated under the laws of the State of Maryland on July 2, 1987. The Fund filed a registration statement with the SEC registering itself as an open-end diversified management investment company under the Investment Company Act of 1940, as amended (the "Investment Company Act") and its Shares under the Securities Act of 1933, as amended. The Fund's registration statement was declared effective by the SEC on June 15, 1988 and the Fund began operations as an open-end diversified management investment company. The Fund has offered the Class A Shares since its inception on December 30, 1987, the Institutional Shares since November 2, 1995, the Class B Shares since June 20, 1996 and the Brown Investment Advisory & Trust Shares since May 9, 1997.

         Under a license agreement dated December 29, 1987 between the Fund and Alex. Brown & Sons Incorporated (predecessor to BT Alex. Brown Incorporated), Alex. Brown & Sons Incorporated licenses to the Fund the "Flag Investors" name and logo but retains the rights to the name and logo, including the right to permit other investment companies to use them.


Size of the Fund

        The allocation of the Fund's assets in emerging growth companies requires substantial research and analysis in respect of such companies and the Fund's management believes that the size of the Fund should be limited so that the investment advisor can perform the appropriate research and analysis of investment opportunities. Accordingly, at such time as the assets of the Fund are in excess of $400 million, the Fund will accept Share purchases only from existing shareholders (including reinvestment of dividends and capital gains distributions). Further, at such time as the assets of the Fund are in excess of $500 million, the Fund will discontinue sales of Shares with the exception of purchases made by pre-existing IRA accounts.

2.      INVESTMENT OBJECTIVES AND POLICIES

Investment Objective and Policies of the Fund


        The Fund has the investment objective of long-term capital appreciation. Realization of income is not a significant investment consideration and any income realized on the Fund's investments therefore will be incidental to the Fund's objective. There can be no assurance that the Fund's investment objective will be achieved.

        The Fund seeks to achieve its investment objective through investments in small and mid-sized emerging growth companies. In general, an emerging growth company with $250 million or less in annual sales would be considered to be a small company, while an emerging growth company with approximately $250 million to $1 billion in annual sales would be considered to be a mid-sized company. While the Fund intends to invest in emerging growth companies that are small to mid-sized at the time of investment, it may retain the securities of these companies even after they reach a larger size if the Fund's investment advisor (the "Advisor") believes they continue to have growth potential. Investments in such emerging growth companies involve certain risks. (See "Special Risk Considerations.")

        The Fund will attempt to reduce the volatility inherent in the price of individual investments in this sector of the market by investing in a diversified portfolio of securities of companies that the Advisor believes are well managed and have experienced or have the potential to experience rapid growth in revenues, earnings, assets and cash flow. As an additional attempt to limit volatility, the Fund will invest in a broad cross-section of industries. While the Fund's investments in particular industries will change from time to time as investment opportunities change, it will invest primarily, but not exclusively, in companies in the businesses of technology, health care, business services, energy, transportation, financial services, consumer products and services and capital goods.

        The Advisor will seek to identify companies which, in its opinion, have the ability to sustain a relatively high level of growth and profitability. In selecting such companies, the Advisor will focus on a number of key criteria including: industry position, management quality and experience, accounting and financial policies, marketing and service capabilities and the productivity of the product development effort.

        Under normal circumstances Fund assets will be invested as fully as possible in the common stocks and securities convertible into common stocks of small and mid-sized emerging growth companies (and at least 65% of the Fund's assets will be so invested). However, up to 25% of the Fund's assets may from time to time be invested in "other investments" which do not otherwise meet the criteria set forth above, but which the Advisor believes offer improved opportunities for growth not yet fully appreciated by investors. Such investments may arise, for example, because of a new product developed by a mature company or a new opportunity in an established business line of a mature company that shows growth potential similar to that of emerging growth companies.

        In addition, the Fund may invest up to 20% of its net assets in securities convertible into the common stock of high quality growth companies. Convertible securities are fixed-income securities which may be converted at a stated price, within a specified period of time, into a specified number of shares of common stock of the same or a different issuer. While providing a fixed income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a non-convertible debt security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible. In general, the market value of a convertible security is at least the higher of its "investment value" (i.e., its value as a fixed-income security) or its "conversion value" (i.e., the value of the underlying shares of common stock if the security is converted). As a fixed-income security, a convertible security tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible security also is influenced by the market value of the security's underlying common stock. Thus, the price of a convertible security tends to increase as the market value of the underlying stock increases, whereas it tends to decrease as the market value of the underlying stock declines. Investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.


                In addition, up to 35% of the Fund's assets may be invested in U.S. Government securities, corporate bonds and debentures rated in one of the three highest rating categories of Standard & Poor's Ratings Group ("S&P") or Moody's Investors Service, Inc. ("Moody's") (or, if unrated, determined by the Advisor to be of equivalent quality), preferred stocks or money market instruments when the Advisor believes doing so is appropriate in light of the Fund's investment objective and market conditions.

        Additional information about certain of the Fund's investment policies and practices are described below.

        Restricted Securities

        The Fund may also invest in securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended ("Rule 144A Securities") that have been determined to be liquid by the Advisor under standards approved by the Fund's Board of Directors, and may invest up to 10% of its net assets in Rule 144A Securities that are illiquid. (See "Investment Restrictions" below.) Rule 144A Securities may become illiquid if qualified institutional buyers are not interested in acquiring the securities.


        Repurchase Agreements


        The Fund may enter into repurchase agreements with domestic banks or broker-dealers deemed to be creditworthy by the Advisors under guidelines approved by the Board of Directors. A repurchase agreement is a short-term investment in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, usually not more than seven days from the date of purchase, thereby determining the yield during the Fund's holding period. The value of underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. The collateral for these repurchase agreements will be held by the Fund's custodian or by a duly appointed sub-custodian. The Fund makes payment for such securities only upon physical delivery or evidence of book-entry transfer to the account of a custodian or bank acting as agent. The underlying securities, which in the case of the Fund are securities of the U.S. Government only, may have maturity dates exceeding one year. The Fund does not bear the risk of a decline in value of the underlying securities unless the seller defaults under its repurchase obligation. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and loss including (a) possible decline in the value of the underlying security while the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period and (c) expenses of enforcing its rights.


        Loans of Portfolio Securities

        The Fund may lend its investment securities to approved institutional borrowers who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, the Fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. The Fund may lend its investment securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the Investment Company Act or the Rules and Regulations or interpretations of the SEC thereunder, which currently require that (a) the borrower pledge and maintain with the Fund collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Fund at any time, and
(d) the Fund receive reasonable interest on the loan (which may include the Fund investing any cash collateral in interest bearing short-term investments), and distributions on the loaned securities and any increase in their market value. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will only be made to borrowers deemed by the Advisors to be of good standing and when, in the judgment of the Advisors, the consideration which can be earned currently from such securities loans justifies the attendant risk. All relevant facts and circumstances, including the creditworthiness of the borrower, will be considered in making decisions with respect to the lending of securities, subject to review by the Board of Directors of the Fund.
The Fund's custodian or another affiliate may act as securities lending agent.


        At the present time, the staff of the SEC does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company's Board of Directors. In addition, voting rights may pass with the loaned securities, but if a material event will occur affecting an investment on loan, the loan must be called and the securities voted.


Special Risk Considerations

         Although the Advisor will seek to invest in quality emerging growth companies, there are risks to investors inherent in the characteristics of emerging growth companies. Many of the companies that the Fund invests in are small capitalization or "small cap" companies. Securities of small companies often have only a small proportion of their outstanding securities held by the general public. Securities held by the Fund may have limited trading markets that may be subject to wide price fluctuations. In view of such factors, the net asset value of a share may vary significantly. Accordingly, you should not consider investing in this Fund if you are unable or unwilling to assume the risk of loss inherent in such a program, nor should you consider an investment in the Fund to be a balanced or complete investment program.

        The companies in which the Fund may invest may have relatively small revenues and lack depth of management. Investments in such companies tend to be volatile and are therefore speculative. They may have a small share of the market for their products or services and they may provide goods or services to a regional or limited market. Small companies may be unable to internally generate funds necessary for growth or potential development or to generate such funds through external financing on favorable terms. In addition, they may be developing or marketing new products or services for which markets are not yet established and may never become established. Such companies may have or may develop only a regional market for products or services and thus be affected by local or regional market conditions. Moreover, small companies may have insignificant market share in their industries and may have difficulty maintaining or increasing their market share in competition with larger companies. Due to these and other factors, small companies may suffer significant losses.


Investment Restrictions


        The Fund's investment program is subject to a number of investment restrictions that reflect self-imposed standards as well as federal and state regulatory limitations. The investment restrictions recited below are matters of fundamental policy and may not be changed without the affirmative vote of a majority of the Fund's outstanding Shares. The vote of a majority of the outstanding Shares of the Fund means the lesser of: (i) 67% or more of the Shares present at a shareholder meeting at which the holders of more than 50% of the Shares are present or represented or (ii) more than 50% of the outstanding Shares of the Fund. The Fund will not:

                1) Concentrate 25% or more of its total assets in securities of issuers in any one industry (for these purposes the U.S. Government and its agencies and instrumentalities are not considered an industry);

                2) With respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any single issuer (for these purposes the U.S. Government and its agencies and instrumentalities are not considered an issuer);

                3) Borrow money except as a temporary measure for extraordinary or emergency purposes in an amount not exceeding 10% of the value of the total assets of the Fund at the time of such borrowing;

                4) Invest in the securities of any single issuer if, as a result, the Fund would hold more than 10% of the outstanding voting securities of such issuer;

                5) Invest in real estate or mortgages on real estate except that the Fund may invest in the securities of companies that invest in real estate or mortgages;

                6) Purchase or sell commodities or commodities contracts provided that the Fund may invest in financial futures and options on such futures;

                7) Act as an underwriter of securities within the meaning of the U.S. federal securities laws except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities;

                8) Issue senior securities;

                9) Make loans, except that the Fund may purchase or hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies and may lend portfolio securities and enter into repurchase agreements as described in the Registration Statement;


        The following are investment restrictions that may be changed by a vote of the majority of the Board of Directors. The percentage limitations contained in these restrictions apply at the time of purchase of securities. The Fund will not:


                1) Invest more than 10% of the Fund's net assets in illiquid securities, including time deposits and repurchase agreements with maturities of greater than seven days.

3.      VALUATION OF SHARES AND REDEMPTION

Valuation of Shares


        The net asset value per Share is determined daily as of the close of the New York Stock Exchange, which is ordinarily 4:00 p.m. (Eastern Time) each day on which the New York Stock Exchange is open for business (a "Business Day"). The New York Stock Exchange is open for business on all weekdays except for the following holidays (or the days on which they are observed): New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

         The Fund may enter into agreements that allow a third party, as agent for the Fund, to accept orders from its customers up until the Fund's close of business which is ordinarily 4:00 p.m. (Eastern Time). So long as a third party receives an order prior to the Fund's close of business, the order is deemed to have been received by the Fund and, accordingly, may receive the net asset value computed at the close of business that day. These "late day" agreements are intended to permit shareholders placing orders with third parties to place orders up to the same time as other shareholders.


Redemption

         The Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the New York Stock Exchange is restricted by applicable rules and regulations of the SEC; (b) the New York Stock Exchange is closed for other than customary weekend and holiday closings;
(c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC so that valuation of the net assets of the Fund is not reasonably practicable.


         Under normal circumstances, the Fund will redeem Shares by check, or by wire transfer of funds. However, if the Board of Directors determines that it would be in the best interests of the remaining shareholders to make payment of the redemption price in whole or in part by a distribution of securities from the portfolio of the Fund in lieu of cash, in conformity with applicable rules of the SEC. If Shares are redeemed in kind, the redeeming shareholder will incur brokerage costs in later converting the assets into cash. The method of valuing portfolio securities is described under "Valuation of Shares", and such valuation will be made as of the same time the redemption price is determined. The Fund has elected to be governed by Rule 18f-1 under the Investment Company Act pursuant to which the Fund is obligated to redeem Shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder.



4.       FEDERAL TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS


         The following is only a summary of certain additional federal income tax considerations generally affecting the Fund and its shareholders that are not described in the Fund's Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Fund's Prospectuses is not intended as a substitute for careful tax planning. For example, under certain specified circumstances, state income tax laws may exempt from taxation distributions of a regulated investment company to the extent that such distributions are derived from interest on federal obligations. Investors are urged to consult with their tax advisor regarding whether such exemption is available.

         The following general discussion of certain federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code") and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Qualification as a Regulated Investment Company


         The Fund intends to qualify and elect to be treated for each taxable year as a regulated investment company ("RIC") under Subchapter M of the Code. Accordingly, the Fund must, among other things, (a) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and certain other related income, including, generally, certain gains from options, futures and forward contracts; and (b) diversify its holdings so that, at the end of each fiscal quarter of the Fund's taxable year, (i) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, United States Government securities, securities of other RICs, and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund's total assets or 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than United States Government securities or securities of other RICs) of any one issuer or two or more issuers that the Fund controls and which are engaged in the same, similar, or related trades or business. For purposes of the 90% gross income requirement described above, foreign currency gains that are not directly related to the Fund's principal business of investing in stock or securities (or options or futures with respect to stock or securities) may be excluded from income that qualifies under the 90% requirement.

         In addition to the requirements described above, in order to qualify as a RIC, the Fund must distribute at least 90% of its net investment income (that generally includes dividends, taxable interest, and the excess of net short-term capital gains over net short-term capital losses less operating expenses) and at least 90% of its net tax-exempt interest income, for each tax year, if any, to its shareholders. If the Fund meets all of the RIC requirements, it will not be subject to federal income tax on any of its net investment income or capital gains that it distributes to shareholders.

         Although the Fund intends to distribute substantially all of its net investment income and may distribute its capital gains for any taxable year, the Fund will be subject to federal income taxation to the extent any such income or gains are not distributed.

         If the Fund fails to qualify for any taxable year as a regulated investment company, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. In this event, such distributions generally will be eligible for the dividends-received deduction for corporate shareholders.

Fund Distributions

         Distributions of investment company taxable income will be taxable to shareholders as ordinary income, regardless of whether such distributions are paid in cash or are reinvested in additional Shares to the extent of the Fund's earnings and profits. The Fund anticipates that it will distribute substantially all of its investment company taxable income for each taxable year.

         The Fund may either retain or distribute to shareholders its excess of net long-term capital gains over net short-term capital losses ("net capital gains"). If such gains are distributed as a capital gains distribution, they are taxable to shareholders that are individuals at a maximum rate of 20%, regardless of the length of time the shareholder has held Shares. If any such gains are retained, the Fund will pay federal income tax thereon, and, if the Fund makes an election, the shareholders will include such undistributed gains in their income, will increase their basis in Fund shares by the difference between the amount of such includable gains and the tax deemed paid by such shareholder and will be able to claim their share of the tax paid by the Fund as a refundable credit.

         In the case of corporate shareholders, Fund distributions (other than capital gains distributions) generally qualify for the dividends-received deduction to the extent of the gross amount of qualifying dividends received by the Fund for the year. Generally, and subject to certain limitations, a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation. Accordingly, such distributions will generally qualify for the corporate dividends-received deduction.

         Ordinarily, investors should include all dividends as income in the year of payment. However, dividends declared payable to shareholders of record in December of one year, but paid in January of the following year, will be deemed for tax purposes to have been received by the shareholder and paid by the Fund in the year in which the dividends were declared.

         The sale or exchange of a share is a taxable event for the shareholder. Generally, gain or loss on the sale or exchange of a Share will be capital gain or loss that will be long-term if the Share has been held for more than twelve months and otherwise will be short-term. For individuals, long-term capital gains are currently taxed at a rate of 20% and short-term capital gains are currently taxed at ordinary income tax rates. However, if a shareholder realizes a loss on the sale, exchange or redemption of a Share held for six months or less and has previously received a capital gains distribution with respect to the Share (or any undistributed net capital gains of the Fund with respect to such Share are included in determining the shareholder's long-term capital gains), the shareholder must treat the loss as a long-term capital loss to the extent of the amount of the prior capital gains distribution (or any undistributed net capital gains of the Fund that have been included in determining such shareholder's long-term capital gains). In addition, any loss realized on a sale or other disposition of Shares will be disallowed to the extent an investor repurchases (or enters into a contract or option to repurchase) Shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the Shares). This loss disallowance rule will apply to Shares received through the reinvestment of dividends during the 61-day period.

         Investors should be careful to consider the tax implications of purchasing Shares just prior to the ex-dividend date of any ordinary income dividend or capital gains distribution. Those investors will be taxable on the entire amount of the dividend or distribution received, even though the net asset value per share on the date of such purchase may have reflected the amount of such distribution.

         The Fund will provide a statement annually to shareholders as to the federal tax status of distributions paid (or deemed to be paid) by the Fund during the year, including the amount of dividends eligible for the corporate dividends-received deduction.

         In certain cases, the Fund will be required to withhold and remit to the United States Treasury 31% of distributions payable to any shareholder who
(1) has failed to provide a correct tax identification number, (2) is subject to backup withholding by the Internal Revenue Service for failure to properly report receipt of interest or dividends, or (3) has failed to certify to the Fund that such shareholder is not subject to backup withholding.


Federal Excise Tax; Miscellaneous Considerations; Effect of Future Legislation


         If the Fund fails to distribute in a calendar year at least 98% of its ordinary income for the year and 98% of its capital gain net income (the excess of short and long term capital gains over short and long term capital losses) for the one-year period ending on October 31 of that year (and any retained amount from the prior calendar year), the Fund will be subject to a nondeductible 4% Federal excise tax on the undistributed amounts. The Fund intends to make sufficient distributions to avoid imposition of this tax, or to retain, at most, its net capital gains and pay tax thereon.

State and Local Tax Considerations

         Rules of state and local taxation of dividend and capital gains distributions from regulated investment companies often differ from the rules for federal income taxation described above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting an investment in the Fund.


5.       MANAGEMENT OF THE FUND

Directors and Officers

         The overall business and affairs of the Fund are managed by its Board of Directors. The Board approves all significant agreements between the Fund and persons or companies furnishing services to the Fund, including the Fund's agreements with its investment advisor, sub-advisor, distributor, custodian and transfer agent.

         The Directors and executive officers of the Fund, their respective dates of birth and their principal occupations during the last five years are set forth below. Unless otherwise indicated, the address of each Director and executive officer is One South Street, Baltimore, Maryland 21202.

*TRUMAN T. SEMANS, Chairman and Director (10/27/26)
         Brown Investment Advisory & Trust Company, 19 South Street, Baltimore, Maryland 21202. Vice Chairman, Brown Investment Advisory & Trust Company (formerly, Alex. Brown Capital Advisory & Trust Company); Director, Investment Company Capital Corp. (registered investment advisor) and Virginia Hot Springs Inc. (property management). Formerly, Managing Director and Vice Chairman, Alex. Brown Incorporated (now BT Alex. Brown Incorporated).

RICHARD R. BURT, Director (2/3/47)
         IEP Advisors, LLP, 1275 Pennsylvania Avenue, NW, 10th Floor, Washington, DC 20004. Chairman, IEP Advisors, Inc.; Chairman of the Board, Weirton Steel Corporation; Member of the Board, Archer Daniels Midland Company, Hollinger International, Inc., Homestake Mining, HCL Technologies and Anchor Technologies, Director, Mitchell Hutchins family of funds; and Member, Textron Corporation International Advisory Council. Formerly, partner McKinsey & Company, 1991-1994; U.S. Chief Negotiator in Strategic Arms Reduction Talks (START) with former Soviet Union and U.S. Ambassador to the Federal Republic of Germany, 1985-1991.

*RICHARD T. HALE, Director (7/17/45)
         Managing Director, Deutsche Asset Management Americas; Director and President, Investment Company Capital Corp. (registered investment advisor); and Chartered Financial Analyst.

JOSEPH R. HARDIMAN, Director (5/27/37)
         8 Bowen Mill Road, Baltimore, Maryland 21212. Private Equity Investor and Capital Markets Consultant; Director, The Nevis Fund (registered investment company) and Circon Corp. (medical instruments). Formerly, President and Chief Executive Officer, The National Association of Securities Dealers, Inc. and The NASDAQ Stock Market, Inc., 1987-1997; Chief Operating Officer of Alex. Brown & Sons Incorporated (now BT Alex. Brown Incorporated), 1985-1987; General Partner, Alex. Brown & Sons Incorporated (now BT Alex. Brown Incorporated), 1976-1985.

LOUIS E. LEVY, Director (11/16/32)
         26 Farmstead Road, Short Hills, New Jersey 07078. Director, Kimberly-Clark Corporation (personal consumer products) and Household International (banking and finance); Chairman of the Quality Control Inquiry Committee, American Institute of Certified Public Accountants. Formerly, Trustee, Merrill Lynch Funds for Institutions, 1991-1993; Adjunct Professor, Columbia University-Graduate School of Business, 1991-1992; and Partner, KPMG Peat Marwick, retired 1990.

EUGENE J. MCDONALD, Director (7/14/32)
         Duke Management Company, Erwin Square, Suite 1000, 2200 West Main Street, Durham, North Carolina 27705. President, Duke Management Company (investments); Executive Vice President, Duke University (education, research and health care); Executive Vice Chairman and Director, Central Carolina Bank & Trust (banking) and Director, Victory Funds (registered investment companies). Formerly, Director AMBAC Treasurers Trust (registered investment company) and DP Mann Holdings (insurance).

REBECCA W. RIMEL, Director (4/10/51)
         The Pew Charitable Trusts, One Commerce Square, 2005 Market Street, Suite 1700, Philadelphia, Pennsylvania 19103-7017. President and Chief Executive Officer, The Pew Charitable Trusts; Director and Executive Vice President, The Glenmede Trust Company. Formerly, Executive Director, The Pew Charitable Trusts.

ROBERT H. WADSWORTH, Director (1/29/40)
         4455 E. Camelback Road, Suite 261 E., Phoenix, Arizona 85018. President, The Wadsworth Group, First Fund Distributors, Inc. and Guiness Flight Investments Funds, Inc.; Director, The Germany Fund, Inc., The Central European Equity Fund, Inc.; and Vice President, Professionally Managed Portfolios and Advisors Series Trust.

CARL W. VOGT, Esq., President (4/20/36)
         Fulbright & Jaworski L.L.P., 801 Pennsylvania Avenue, N.W., Washington, D.C. 20004-2604. Senior Partner, Fulbright & Jaworski L.L.P. (law); Interim President of Williams College; Director, Yellow Corporation (trucking) and American Science & Engineering (x-ray detection equipment). Formerly, Chairman and Member, National Transportation Safety Board; Director, National Railroad Passenger Corporation (Amtrak); and Member, Aviation System Capacity Advisory Committee (Federal Aviation Administration).

CHARLES A. RIZZO, Treasurer (8/5/57)
         Vice President and Department Head, Deutsche Asset Management Americas, since 1999; and Vice President and Department Head, BT Alex. Brown Incorporated, 1998-1999. Formerly, Senior Manager,
         PricewaterhouseCoopers LLP, 1993-1998.

AMY M. OLMERT, Secretary (5/14/63)
         Vice President, Deutsche Asset Management Americas, since 1999; and Vice President, BT Alex. Brown Incorporated, 1997-1999. Formerly, Senior Manager, PricewaterhouseCoopers LLP, 1988-1997.

DANIEL O. HIRSCH, Assistant Secretary (3/27/54)
         Director, Deutsche Asset Management Americas, since 1999. Principal, BT Alex. Brown Incorporated, 1998-1999. Formerly, Assistant General Counsel, United States Securities and Exchange Commission, 1993-1998.

-------------------
* Messrs. Semans and Hale are directors who are "interested persons," as defined in the 1940 Act.

         Directors and officers of the Fund are also directors and officers of some or all of the other investment companies managed, administered or advised by BT Alex. Brown Incorporated ("BT Alex. Brown") or its affiliates. There are currently eight funds in the Flag Investors Funds and Deutsche Banc Alex. Brown Cash Reserve Fund, Inc. fund complex (the "Fund Complex"). Mr. Semans serves as Chairman of five funds and as a Director of three other funds in the Fund Complex. Mr. Hale serves as Chairman of three funds and as Director of four funds in the Fund Complex. Ms. Rimel serves as Director of seven funds in the Fund Complex. Messrs. Burt, Hardiman, Levy, McDonald and Wadsworth serve as Directors of each of the funds in the Fund Complex. Mr. Vogt serves as President of each of the funds in the Fund Complex. Mr. Rizzo serves as Treasurer, Ms. Olmert serves as Secretary, and Mr. Hirsch serves as Assistant Secretary, for each of the funds in the Fund Complex.

        Some of the Directors of the Fund are customers of, and have had normal brokerage transactions with, BT Alex. Brown in the ordinary course of business. All such transactions were made on substantially the same terms as those prevailing at the time for comparable transactions with unrelated persons. Additional transactions may be expected to take place in the future.


         With the exception of the Fund's President, officers of the Fund receive no direct remuneration in such capacity from the Fund. Officers and Directors of the Fund who are officers or directors of BT Alex. Brown or the Advisor may be considered to have received remuneration indirectly. As compensation for his or her services, each Director who is not an "interested person" of the Fund (as defined in the Investment Company Act) (an "Independent Director") and Mr. Vogt, the Fund's President, receives an aggregate annual fee (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each fund in the Fund Complex for which he or she serves. In addition, the Chairmen of the Fund Complex's Audit Committee and Executive Committee receive an annual fee from the Fund Complex. Payment of such fees and expenses are allocated among all such funds described above in direct proportion to their relative net assets. For the fiscal year ended October 31, 1998, Independent Directors' fees attributable to the assets of the Fund totaled $5,951. The following table shows aggregate compensation payable to each of the Fund's Directors by the Fund and the Fund Complex, respectively, and pension or retirement benefits accrued as part of Fund expenses in the year ended October 31, 1998.

                                                 COMPENSATION TABLE
-------------------------------------------------------------------------------------------------------------------
Name of Person, Position               Aggregate Compensation   Pension or Retirement      Total Compensation
                                         From the Fund for       Benefits Accrued as     from the Fund and Fund
                                       the Fiscal Year Ended        Part of Fund           Complex Payable to
                                          October 31, 1998            Expenses                  Directors
                                                                                             for the Fiscal
                                                                                               Year Ended
                                                                                            October 31, 1998
-------------------------------------------------------------------------------------------------------------------
Truman T. Semans, Chairman(1)                    $0                      $0                        $0

Richard T. Hale, Director(1)                     $0                      $0                        $0

James J. Cunnane, Director(8)                  $676(2)                   (3)           $39,000 for service on 13(4)
                                                                                        Boards in the Fund Complex

Joseph R. Hardiman, Director(5)                 N/A                      N/A            $9,750 for service on 9(6)
                                                                                        Boards in the Fund Complex



                                                 COMPENSATION TABLE
-------------------------------------------------------------------------------------------------------------------
Name of Person, Position               Aggregate Compensation   Pension or Retirement      Total Compensation
                                         From the Fund for       Benefits Accrued as     from the Fund and Fund
                                       the Fiscal Year Ended        Part of Fund           Complex Payable to
                                          October 31, 1998            Expenses           Directors and President
                                                                                             for the Fiscal
                                                                                               Year Ended
                                                                                            October 31, 1998
-------------------------------------------------------------------------------------------------------------------
John F. Kroeger, Director(7)                   $849                      (3)            $49,000 for service on 13(4)
                                                                                        Boards in the Fund Complex

Louis E. Levy, Director                        $715(2)                   (3)            $44,000 for service on 13(4)
                                                                                        Boards in the Fund Complex

Eugene J. McDonald, Director                   $676(2)                   (3)            $39,000 for service on 13(4)
                                                                                        Boards in the Fund Complex

Rebecca W. Rimel, Director                     $693(2)                   (3)            $39,000 for service on 11(4,6)
                                                                                        Boards in the Fund Complex

Carl W. Vogt, Esq., Director                   $687(2)                   (3)            $39,000 for service on 11(4,6)
                                                                                        Boards in the Fund  Complex

Richard R. Burt, Director(9)                    N/A                      N/A             $0

Robert H. Wadworth, Director(9)                 N/A                      N/A             $0
-------------------------------------------------------------------------------------------------------------------

(1) Denotes an individual who is an "interested person" as defined in the Investment Company Act.
(2) Of amounts payable to Messrs. Cunnane, Levy, McDonald and Vogt and Ms. Rimel, $676, $0, $676, $687 and $693, respectively, was deferred pursuant to a Deferred Compensation Plan.
(3) The Fund Complex has adopted a Retirement Plan for eligible Directors, as described below. The actuarially computed pension expense allocated to the Fund for the fiscal year ended October 31,1998 was approximately $2,643.
(4)  One of these funds ceased operations on July 29, 1998.
(5)  Elected to the Fund's Board effective October 1, 1998.
(6) Mr. Hardiman and Ms. Rimel receive, and Mr. Vogt received, proportionally higher compensation from each fund for which they serve.
(7)  Retired effective October 1, 1998.
(8)  Retired, effective October 7, 1999.
(9)  Elected to the Fund's board effective October 7, 1999.

        The Fund Complex has adopted a Retirement Plan (the "Retirement Plan") for Directors who are not employees of the Fund, the Fund's Advisor or their respective affiliates (the "Participants"). After completion of six years of service, each Participant will be entitled to receive an annual retirement benefit equal to a percentage of the fee earned by the Participant in his or her last year of service. Upon retirement, each Participant will receive annually 10% of such fee for each year that he or she served after completion of the first five years, up to a maximum annual benefit of 50% of the fee earned by the Participant in his or her last year of service. The fee will be paid quarterly, for life, by each Fund for which he or she serves. The Retirement Plan is unfunded and unvested. The Fund has two Participants, a Director who retired effective December 31, 1994 and another Director who retired effective December 31, 1996, who have qualified for the Retirement Plan by serving thirteen years and fourteen years, respectively, as Directors in the Fund Complex and each of whom will be paid a quarterly fee of $4,875 by the Fund Complex for the rest of his life. Such fees are allocated to each fund in the Fund Complex based upon the relative net assets of such fund to the Fund Complex.

        Set forth in the table below are the estimated annual benefits payable to a Participant upon retirement assuming various years of service and payment of a percentage of the fee earned by such Participant in his or her last year of service, as described above. The approximate credited years of service for each Participant at December 31, 1997, are as follows: for Mr. Levy, 4 years; for Mr. McDonald, 6 years; for Ms. Rimel, 3 years; for Mr. Vogt, 3 years; and for Mr. Hardiman, 0 years.

Years of Service              Estimated Annual Benefits Payable By Fund Complex Upon Retirement
----------------              -----------------------------------------------------------------

                         Chairmen of Audit and Executive Committees               Other Participants
                         ------------------------------------------               ------------------

6 years                                    $4,900                                      $3,900
7 years                                    $9,800                                      $7,800
8 years                                   $14,700                                     $11,700
9 years                                   $19,600                                     $15,600
10 years or more                          $24,500                                     $19,500

         Any Director who receives fees from the Fund is permitted to defer 50% to 100% of his or her annual compensation pursuant to a Deferred Compensation Plan. Messrs. Levy, McDonald and Vogt and Ms. Rimel have each executed a Deferred Compensation Agreement. Currently, the deferring Directors may select from among various Flag Investors funds, Deutsche Banc Alex. Brown Cash Reserve Fund, Inc. and BT International Equity Fund in which all or part of their deferral account shall be deemed to be invested. Distributions from the deferring Directors' deferral accounts will be paid in cash, in generally equal quarterly installments over a period of ten years.


Code of Ethics


         The Board of Directors of the Fund has adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act. The Code of Ethics applies to the personal investing activities of all of the directors and officers of the Fund, as well as to designated officers, directors and employees of the Advisors and the Distributor. As described below, the Code of Ethics imposes additional restrictions on the Advisors' investment personnel, including the portfolio managers and employees who execute or help execute a portfolio manager's decisions or who obtain contemporaneous information regarding the purchase or sale of a security by the Fund.

         The Code of Ethics requires that any officer, director, or employee of the Fund or the Advisors preclear any personal securities investments (with certain exceptions, such as non-volitional purchases or purchases that are part of an automatic dividend reinvestment plan). The foregoing would apply to any officer, director or employee of the Distributor that is an access person. The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. The substantive restrictions applicable to investment personnel include a ban on acquiring any securities in an initial public offering, a prohibition from profiting on short-term trading in securities and special preclearance of the acquisition of securities in private placements. Furthermore, the Code of Ethics provides for trading "blackout periods" that prohibit trading by investment personnel and certain other employees within periods of trading by the Fund in the same security. Trading by investment personnel and certain other employees of the Advisor or Sub-Advisor, as appropriate, would be exempt from this "blackout period" provided that (1) the market capitalization of a particular security exceeds $2 billion; and (2) orders of such entity do not exceed ten percent of the daily average trading volume of the security for the prior 15 days. Officers, directors and employees of the Advisors and the Distributor may comply with codes instituted by those entities so long as they contain similar requirements and restrictions.



6.       INVESTMENT ADVISORY AND OTHER SERVICES

         On March 30, 1999, the Board of Directors of the Fund, including a majority of the Independent Directors, approved an Investment Advisory Agreement between the Fund and Investment Company Capital Corp. ("ICC" or the "Advisor") The Investment Advisory Agreement was approved by a vote of shareholders of the Fund on October 7, 1999. On October 7, 1999, a Sub-Advisory Agreement among the Fund, ICC and Brown Investment Advisory & Trust Company (formerly, Alex. Brown Capital Advisory & Trust Company) ("Brown Trust") was approved by a vote of shareholders of the Fund. ICC, the investment advisor, is an indirect subsidiary of Deutsche Bank AG. Brown Trust is a trust company chartered under the laws of the State of Maryland. Brown Trust is a wholly-owned subsidiary of Brown Capital Holdings Incorporated ("Brown Capital Holdings"), a Maryland corporation whose principal executive officer is Michael D. Hankin. Brown Capital Holdings is owned by management and employees of Brown Trust and outside investors. ICC also serves as investment advisor and Brown Trust serves as sub-advisor to other funds in the Flag Investors family of funds.

         Under the Investment Advisory Agreement, ICC obtains and evaluates economic, statistical and financial information to formulate and implement investment policies for the Fund. ICC has delegated this responsibility to Brown Trust provided that ICC continues to supervise the performance of Brown Trust and report thereon to the Fund's Board of Directors. Any investment program undertaken by ICC or Brown Trust will at all times be subject to policies and control of the Fund's Board of Directors. ICC will provide the Fund with office space for managing its affairs, with the services of required executive personnel and with certain clerical and bookkeeping services and facilities. These services are provided by ICC without reimbursement by the Fund for any costs. Neither ICC nor Brown Trust shall be liable to the Fund or its shareholders for any act or omission by ICC or Brown Trust or any losses sustained by the Fund or its shareholders except in the case of willful misfeasance, bad faith, gross negligence, or reckless disregard of duty. The services of ICC and Brown Trust to the Fund are not exclusive and ICC and Brown Trust are free to render similar services to others.

         As compensation for its services, ICC receives a maximum annual fee, payable monthly, representing 0.85% of the Fund's average daily net assets. However, the actual amount of the fee is contractually limited to an amount that would result in total expenses on Class A Shares of no more than 1.50% of the Class A Shares' average daily net assets. As compensation for providing sub-advisory services, Brown Trust is entitled to receive a fee from ICC, calculated daily and payable monthly, at the annual rate of 0.55% of the Fund's average daily net assets, provided that, if necessary, Brown Trust's annual compensation will be reduced in an amount proportional to the Advisor's waiver.

         Each of the Investment Advisory Agreement and the Sub-Advisory Agreement has an initial term of two years and will continue in effect from year to year thereafter if such continuance is specifically approved at least annually by the Fund's Board of Directors, including a majority of the Independent Directors who have no direct or indirect financial interest in such agreements, by votes cast in person at a meeting called for such purpose, and by a vote of a majority of the outstanding Shares (as defined under "Capital Stock"). The Fund or ICC may terminate the Investment Advisory Agreement on sixty days' written notice without penalty. The Investment Advisory Agreement will terminate automatically in the event of assignment (as defined in the Investment Company Act). The Sub-Advisory Agreement has similar termination provisions.

         Advisory fees paid by the Fund to ICC for the last three fiscal years were as follows:

                          Fiscal Year Ended October 31,
                          -----------------------------
             1998                   1997                 1996
             ----                   ----                 ----

         $ 1,103,023              $ 782,095            $ 381,086

        For the period from October 1, 1998 through October 31, 1998, Brown Trust received $49,625 as compensation for sub-advisory services.

        ICC also serves as the Fund's transfer and dividend disbursing agent and provides accounting services to the Fund. An affiliate of ICC serves as the Fund's custodian. See "Custodian, Transfer Agent and Accounting Services."


7.       DISTRIBUTION OF FUND SHARES

         ICC Distributors, Inc. ("ICC Distributors" or the "Distributor") serves as the exclusive distributor of each class of the Fund's Shares pursuant to a Distribution Agreement (the "Distribution Agreement") effective August 31, 1997.

         The Distribution Agreement provides that ICC Distributors shall; (i) use reasonable efforts to sell Shares upon the terms and conditions contained in the Distribution Agreement and the Fund's then current Prospectus; (ii) use its best efforts to conform with the requirements of all federal and state laws relating to the sale of the Shares; (iii) adopt and follow procedures as may be necessary to comply with the requirements of the National Association of Securities Dealers, Inc. and any other applicable self-regulatory organization;
(iv) perform its duties under the supervision of and in accordance with the directives of the Fund's Board of Directors and the Fund's Articles of Incorporation and By-Laws; and (v) provide the Fund's Board of Directors with a written report of the amounts expended in connection with the Distribution Agreement. ICC Distributors shall devote reasonable time and effort to effect sales of Shares but shall not be obligated to sell any specific number of Shares. The services of ICC Distributors are not exclusive and ICC Distributors shall not be liable to the Fund or its shareholders for any error of judgment or mistake of law, for any losses arising out of any investment, or for any action or inaction of ICC Distributors in the absence of bad faith, willful misfeasance, or gross negligence in the performance of ICC Distributors' duties or obligations under the Distribution Agreement or by reason of ICC Distributors' reckless disregard of its duties and obligations under the Distribution Agreement. The Distribution Agreement further provides that the Fund and ICC Distributors will mutually indemnify each other for losses relating to disclosures in the Fund's registration statement.


         The Distribution Agreement may be terminated at any time upon 60 days' written notice by the Fund, without penalty, by the vote of a majority of the Fund's Independent Directors or by a vote of a majority of the outstanding Shares of the Fund (as defined under "Capital Stock") or upon 60 days' written notice by the Distributor and shall automatically terminate in the event of an assignment. The Distribution Agreement has an initial term of one year from the date of effectiveness. It shall continue in effect thereafter provided that it is approved at least annually by (i) a vote of a majority of the outstanding voting securities of the related class of the Fund or (ii) a vote of a majority of the Fund's Board of Directors including a majority of the Independent Directors and, so long as the Fund's Plan of Distribution is approved at least annually by the Independent Directors in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement, including the form of Sub-Distribution Agreement, was initially approved by the Board of Directors, including a majority of the Independent Directors, on August 4, 1997 and most recently September 27, 1999.

         With respect to the Class A, Class B and Institutional Shares, ICC Distributors and certain broker-dealers ("Participating Dealers") have entered into Sub-Distribution Agreements under which such broker dealers have agreed to process investor purchase and redemption orders and respond to inquiries from shareholders concerning the status of their accounts and the operations of the Fund. It is not currently anticipated that ICC Distributors will enter into Sub-Distribution Agreements for the Brown Trust Shares. Any Sub-Distribution Agreement may be terminated in the same manner as the Distribution Agreement at any time and shall automatically terminate in the event of an assignment.

         In addition, with respect to the Class A and Class B Shares, the Fund may enter into Shareholder Servicing Agreements with certain financial institutions, including BT Alex. Brown and certain banks, to act as Shareholder Servicing Agents, pursuant to which ICC Distributors will allocate a portion of its distribution fee as compensation for such financial institutions' ongoing shareholder services. The Fund may also enter into Shareholder Servicing Agreements pursuant to which the Advisor, the Distributor, or their respective affiliates will provide compensation out of their own resources. Although banking laws and regulations prohibit banks from distributing shares of open-end investment companies such as the Fund, according to interpretations by various bank regulatory authorities, financial institutions are not prohibited from acting in other capacities for investment companies, such as the shareholder servicing capacities described above. Should future legislative, judicial or administrative action prohibit or restrict the activities of the Shareholder Servicing Agents in connection with the Shareholder Servicing Agreements, the Fund may be required to alter materially or discontinue its arrangements with the Shareholder Servicing Agents. Such financial institutions may impose separate fees in connection with these services and investors should review the Prospectus and this Statement of Additional Information in conjunction with any such institution's fee schedule. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein, and banks and financial institutions may be required to register as dealers pursuant to state law.

         As compensation for providing distribution services as described above for the Class A Shares, ICC Distributors receives an annual fee, paid monthly, equal to 0.25% of the average daily net assets of the Class A Shares. As compensation for providing distribution services as described above, for the Class B Shares, ICC Distributors receives an annual fee, paid monthly, equal to 0.75% of the average daily net assets of the Class B Shares. With respect to the Class A Shares, ICC Distributors expects to allocate up to all of its fee to Participating Dealers. With respect to the Class B Shares, ICC Distributors expects to retain the entire distribution fee as reimbursement for front-end payments to Participating Dealers. In addition, with respect to the Class B Shares, the Fund will pay ICC Distributors a shareholder servicing fee at an annual rate equal to 0.25% of the Class B Shares' average daily net assets. ICC Distributors expects to allocate most of its shareholder servicing fee to Participating Dealers and Shareholder Servicing Agents. ICC Distributors receives no compensation for distributing the Institutional Shares or the Brown Investment Advisory & Trust Shares.

         As compensation for providing distribution and shareholder services to the Fund for the last three fiscal years, the Fund's distributor received aggregate fees in the following amounts:


                          Fiscal Year Ended October 31,
                          -----------------------------

        Fee                1998                  1997                1996
        ---                ----                  ----                ----


12b-1 Fees              $223,094(1)           $161,564(2)       $ 100,956(4)

Class B Shareholder
 Servicing Fee          $ 14,536(1)           $  6,398(3)       $     255(4,5)



-------------
(1)  Received by ICC Distributors, the Fund's distributor.
(2) Of this amount, Alex. Brown, the Fund's distributor prior to August 31, 1997, received $124,346 and ICC Distributors, the Fund's distributor effective August 31, 1997, received $37,218.
(3) Of this amount, Alex. Brown, the Fund's distributor prior to August 31, 1997, received $4,330 and ICC Distributors, the Fund's distributor effective August 31, 1997, received $2,068.
(4)  Received by Alex. Brown, the Fund's distributor.
(5) For Class B Shares, amounts represent fees received for the period from June 20, 1996 (commencement of offering of Class B Shares) through October 31, 1996.

         Pursuant to Rule 12b-1 under the Investment Company Act, which provides that investment companies may pay distribution expenses, directly or indirectly, only pursuant to a plan adopted by the investment company's board of directors and approved by its shareholders, the Fund has adopted two separate Plans of Distribution, one for the Class A Shares (the "Class A Plan") and one for the Class B Shares (the "Class B Plan") (collectively, the "Plans"). Under the Plans, the Fund pays fees as described above to ICC Distributors for distribution and other shareholder servicing assistance as set forth in the Distribution Agreement, and ICC Distributors is authorized to make payments out of its fee to Participating Dealers and Shareholder Servicing Agents. The Plans will remain in effect from year to year thereafter as specifically approved (a) at least annually by the Fund's Board of Directors and (b) by the affirmative vote of a majority of the Independent Directors by votes cast in person at a meeting called for such purpose. The Plans were most recently approved by the Fund's Board of Directors, including a majority of the Independent Directors, on September 29, 1998.


         In approving the Plans, the Directors concluded, in the exercise of reasonable business judgment, that there was a reasonable likelihood that the Plans would benefit the Fund and its shareholders. The Plans will be renewed only if the Directors make a similar determination in each subsequent year. The Plans may not be amended to increase materially the fee to be paid pursuant to the Distribution Agreement without the approval of the shareholders of the Fund. The Plans may be terminated at any time, by the vote of a majority of the Fund's Independent Directors or by a vote of a majority of the outstanding Shares of the related class (as defined under "Capital Stock").

         During the continuance of the Plans, the Fund's Board of Directors will be provided for their review, at least quarterly, a written report concerning the payments made under the Plans to ICC Distributors pursuant to the Distribution Agreement, to broker-dealers pursuant to any Sub-Distribution Agreements and to Shareholder Servicing Agents pursuant to Shareholder Servicing Agreements. Such reports shall be made by the persons authorized to make such payments. In addition, during the continuance of the Plans, the selection and nomination of the Fund's Independent Directors shall be committed to the discretion of the Independent Directors then in office.

         Under the Plans, amounts allocated to Participating Dealers and Shareholder Servicing Agents may not exceed amounts payable to ICC Distributors under such Plans. Payments under the Plans are made as described above regardless of ICC Distributors' actual cost of providing distribution services and may be used to pay ICC Distributors' overhead expenses. If the cost of providing distribution services to the Class A Shares is less than 0.25% of the average daily net assets invested in that Class or Class B Shares is less than 0.75% of the average daily net assets invested in that Class for any period, the unexpended portion of the distribution fees may be retained by ICC Distributors. The Plans do not provide for any charges to the Fund for excess amounts expended by ICC Distributors and, if any of the Plans is terminated in accordance with its terms, the obligation of the Fund to make payments to ICC Distributors pursuant to such Plan will cease and the Fund will not be required to make any payments past the date the Distribution Agreement terminates with respect to such Plan.

         The Fund's distributor received commissions on the sale of the Class A Shares and contingent deferred sales charges on the Class B Shares and retained such commissions or sales charges in the following amounts:


                                             Fiscal Year Ended October 31,
                                             -----------------------------
                          1998                   1997                            1996
                          ----                   ----                            ----
       Class            Received      Retained       Received        Retained        Received       Retained
       -----            --------      --------       --------        --------        --------       --------

Class A Commissions   $278,417(1)       $0         $293,651(2)     $213,280(4)     $210,390(6)      $201,445(6)


Class B Contingent    $ 35,662(1)       $0         $180,270(3)     $78,625(5)      $ 29,712(6,7)    $29,712(6,7)
Deferred Sales
Charge

-------------
(1)  By ICC Distributors, the Fund's distributor.
(2) Of this amount, Alex. Brown, the Fund's distributor prior to August 31, 1997, received $227,165 and ICC Distributors, the Fund's distributor effective August 31, 1997 received $66,486.
(3) Of this amount, Alex. Brown, the Fund's distributor prior to August 31, 1997, received $89,798 and ICC Distributors, the Fund's distributor effective August 31, 1997 received $90,472.
(4) Of commissions received, Alex. Brown retained $213,280 and ICC Distributors retained $0, respectively.
(5) Of sales charges received, Alex. Brown retained $78,625 and ICC Distributors retained $0, respectively.
(6)  By Alex. Brown, the Fund's distributor.
(7) For the period from June 20, 1996 (commencement of offering of Flag Investors Class B Shares) through October 31, 1996.

         The Fund will pay all costs associated with its organization and registration under the Securities Act of 1933 and the Investment Company Act. Except as described elsewhere, the Fund pays or causes to be paid all continuing expenses of the Fund, including, without limitation: investment advisory and distribution fees; the charges and expenses of any registrar, any custodian or depository appointed by the Fund for the safekeeping of cash, portfolio securities and other property, and any transfer, dividend or accounting agent or agents appointed by the Fund; brokers' commissions chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party; all taxes, including securities issuance and transfer taxes, and fees payable by the Fund to federal, state or other governmental agencies; the costs and expenses of engraving or printing of certificates representing Shares; all costs and expenses in connection with the registration and maintenance of the Fund and its Shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of printing, including typesetting and distributing prospectuses and statements of additional information of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of Directors and Director members of any advisory board or committee; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in Shares or in cash; charges and expenses of any outside service used for pricing of the Shares; fees and expenses of legal counsel, including counsel to the Independent Directors, and of independent accountants, in connection with any matter relating to the Fund; membership dues of industry associations; interest payable on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Directors) of the Fund that inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Fund's operation unless otherwise explicitly assumed by ICC or ICC Distributors.

         The address of ICC Distributors is Two Portland Square, Portland, Maine 04101.


8.       BROKERAGE


         Purchases and sales of securities on a securities exchange are effected through broker-dealers who charge a commission for their services. Brokerage commissions are subject to negotiation between ICC and the broker-dealers. ICC may direct purchase and sale orders to any broker-dealer, including, to the extent and in the manner permitted by applicable law, its affiliates, and ICC Distributors.

         In over-the-counter transactions, orders are placed directly with a principal market maker and such purchases normally include a mark up over the bid to the broker-dealer based on the spread between the bid and asked price for the security. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter. On occasion, certain money market instruments may be purchased directly from an issuer without payment of a commission or concession. The Fund will not deal with the Advisor or its affiliates in any transaction in which the Advisor or its affiliates acts as a principal.

         If the Advisor or its affiliates is participating in an underwriting or selling group, the Fund may not buy portfolio securities from the group except in accordance with rules of the SEC. The Fund believes that the limitation will not affect its ability to carry out its present investment objective.

         ICC's primary consideration in effecting securities transactions is to obtain the best price and execution of orders on an overall basis. As described below, however, ICC may, in its discretion, effect agency transactions with broker-dealers that furnish statistical, research or other information or services that are deemed by ICC to be beneficial to the Fund's investment program. ICC is also authorized to pay higher commissions on brokerage transactions for the Fund to non-affiliated brokers in order to secure research and investment services described below, subject to periodic review by the

Fund's Board of Directors. Research services may include the following: statistical and background information on the U.S. economy, industry groups and individual small and mid-sized companies; forecasts and interpretations with respect to specific industry groups and individual small and mid-sized companies; information on federal, state, local and foreign political developments; portfolio management strategies; performance information on securities, indices and investment accounts; information concerning prices of securities; provision of equipment used to communicate research information; arrangement of meetings with management of companies; and provision of access to consultants who supply research information. Certain research services furnished by broker-dealers may be useful to ICC with clients other than the Fund. Similarly, any research services received by ICC through placement of portfolio transactions of other clients may be of value to ICC in fulfilling its obligations to the Fund. No specific value can be determined for research and statistical services furnished without cost to ICC by a broker-dealer. ICC is of the opinion that because the material must be analyzed and reviewed by its staff, its receipt does not tend to reduce expenses, but may be beneficial in supplementing ICC's research and analysis. Therefore, it may tend to benefit the Fund by improving ICC's investment advice. In over-the-counter transactions, ICC will not pay any commission or other remuneration for research services. ICC's policy is to pay a broker-dealer higher commissions for particular transactions than might be charged if a different broker-dealer had been chosen when, in ICC's opinion, this policy furthers the overall objective of obtaining best price and execution. Subject to periodic review by the Fund's Board of Directors, ICC is also authorized to pay broker-dealers other than affiliates of the Advisor higher commissions than another broker may have charged on brokerage transactions for the Fund for brokerage or research services. The allocation of orders among broker-dealers and the commission rates paid by the Fund will be reviewed periodically by the Board. The foregoing policy under which the Fund may pay higher commissions to certain broker-dealers in the case of agency transactions, does not apply to transactions effected on a principal basis. In addition, consistent with NASD Rules, and subject to seeking the most favorable price and execution available and such other policies as the Board may determine.

         Subject to the above considerations, the Board of Directors has authorized the Fund to effect portfolio transactions through affiliates of the Advisor. At the time of such authorization, the Board adopted certain policies and procedures incorporating the standards of Rule 17e-1 under the Investment Company Act, which requires that the commissions paid affiliates of the Advisor must be "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time." Rule 17e-1 also contains requirements for the review of such transactions by the Board of Directors and requires ICC to furnish reports and to maintain records in connection with such reviews. In the fiscal year ended October 31, 1998, the Fund paid no brokerage commissions to affiliates of the Advisor.

         ICC manages other investment accounts. It is possible that, at times, identical securities will be acceptable for the Fund and one or more of such other accounts; however, the position of each account in the securities of the same issuer may vary and the length of time that each account may choose to hold its investment in such securities may likewise vary. The timing and amount of purchase by each account will also be determined by its cash position. If the purchase or sale of securities consistent with the investment policies of the Fund or one or more of these accounts is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by ICC. ICC may combine such transactions, in accordance with applicable laws and regulations, in order to obtain the best net price and most favorable execution. Such simultaneous transactions, however, could adversely affect the ability of the Fund to obtain or dispose of the full amount of a security that it seeks to purchase or sell.

         ICC directed transactions to broker-dealers and paid related commissions because of research services in the following amounts:

                                          Fiscal Year Ended October 31,
                                          -----------------------------
                                      1998            1997            1996
                                      ----            ----            ----

Transactions Directed              $ 4,112,107      $98,445,406      $ 4,091,824

Commissions Paid                   $    13,081      $    13,853      $    11,346


----------------------------
The increasing amounts of commissions reflects the growth of the Fund.

         The Fund is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the Investment Company Act) that the Fund has acquired during its most recent fiscal year. As of October 31, 1998, the Fund held a 5.25% repurchase agreement issued by Goldman Sachs & Co. valued at $5,490,000. Goldman Sachs & Co. is a "regular broker or dealer" of the Fund.

9.       CAPITAL STOCK

         The Fund is authorized to issue 35 million Shares of capital stock, par value of $.001 per Share, all of which Shares are designated common stock. The Board of Directors may increase or decrease the number of authorized Shares without shareholder approval.

         The Fund's Articles of Incorporation provide for the establishment of separate series and separate classes of Shares by the Directors at any time without shareholder approval. The Fund currently has one Series and the Board has designated five classes of shares: Flag Investors Emerging Growth Fund Class A Shares (formerly known as the Flag Investors Emerging Growth Fund Shares), Flag Investors Emerging Growth Fund Class B Shares, Flag Investors Emerging Growth Fund Class C Shares, Flag Investors Emerging Growth Fund Institutional Shares and Brown Investment Advisory & Trust Emerging Growth Shares (formerly known as Alex. Brown Capital Advisory & Trust Shares). The Flag Investors Institutional Shares are offered only to certain eligible institutions and to clients of investment advisory affiliates of BT Alex. Brown. The Brown Investment Advisory & Trust Emerging Growth Shares are offered only to clients of Brown Investment Advisory & Trust Company and its affiliates. The Flag Investors Emerging Growth Fund Class C Shares have not been offered prior to the date of this Statement of Additional Information. In the event separate series are established, all Shares of the Fund, regardless of series or class would have equal rights with respect to voting, except that with respect to any matter affecting the rights of the holders of a particular series or class, the holders of each series or class would vote separately. In general, each series would be managed separately and shareholders of each series would have an undivided interest in the net assets of that series. For tax purposes, the series would be treated as separate entities. Generally, each class of Shares would be identical to every other class in a particular series and expenses of the Fund (other than 12b-1 and any applicable service fees) would be prorated between all classes of a series based upon the relative net assets of each class. Any matters affecting any class exclusively will be voted on by the holders of such class.

         Shareholders of the Fund do not have cumulative voting rights, and, therefore, the holders of more than 50% of the outstanding Shares voting together for election of Directors may elect all the members of the Board of Directors of the Fund. In such event, the remaining holders cannot elect any members of the Board of Directors of the Fund.


         There are no preemptive, conversion or exchange rights applicable to any of the Shares. In the event of liquidation or dissolution of the Fund, each Share is entitled to its pro rata portion of the Fund's assets (or the assets allocated to a separate series of shares if there is more than one series) after all debts and expenses have been paid.

         As used in this Statement of Additional Information, the term "majority of the outstanding Shares" means the vote of the lesser of (i) 67% or more of the Shares present at a meeting, if the holders of more than 50% of the outstanding Shares are present or represented by proxy, or (ii) more than 50% of the outstanding Shares.


10.      SEMI-ANNUAL REPORTS

         The Fund furnishes shareholders with semi-annual reports containing information about the Fund and its operations, including a list of investments held in the Fund's portfolio and financial statements. The annual financial statements are audited by the Fund's independent accountants.


11.      CUSTODIAN, TRANSFER AGENT AND ACCOUNTING SERVICES


         Bankers Trust Company ("Bankers Trust") 130 Liberty Street, New York, New York 10006, has been retained to act as custodian of the Fund's investments. Bankers Trust receives such compensation from the Fund for its services as Custodian as may be agreed to from time to time by Bankers Trust and the Fund. For the fiscal year ended October 31, 1998, Bankers Trust was paid $25,373 as compensation for providing custody services to the Fund. Investment Company Capital Corp., One South Street, Baltimore, Maryland 21202, has been retained to act as transfer and dividend disbursing agent. As compensation for providing these services, the Fund pays ICC up to $15.67 per account per year, plus reimbursement for out-of-pocket expenses. For the fiscal year ended October 31, 1998, ICC received transfer agency fees of $87,294.

         ICC also provides certain accounting services to the Fund. As compensation for these services, ICC receives an annual fee, calculated daily and paid monthly as shown below.


        Average Daily Net Assets              Incremental Annual Accounting Fee
        ------------------------              ---------------------------------

        $          0  -  $   10,000,000          $ 13,000(fixed fee)
        $ 10,000,000  -  $   20,000,000               0.100%
        $ 20,000,000  -  $   30,000,000               0.080%
        $ 30,000,000  -  $   40,000,000               0.060%
        $ 40,000,000  -  $   50,000,000               0.050%
        $ 50,000,000  -  $   60,000,000               0.040%
        $ 60,000,000  -  $   70,000,000               0.030%
        $ 70,000,000  -  $  100,000,000               0.020%
        $100,000,000  -  $  500,000,000               0.015%
        $500,000,000  -  $1,000,000,000               0.005%
        over $1,000,000,000                           0.001%


         For the fiscal years ended October 31, 1998, 1997 and 1996 ICC received accounting fees of $59,460, $53,054 and $41,911, respectively.


         In addition, the Fund will reimburse ICC for the following out-of-pocket expenses incurred in connection with ICC's provision of accounting services under the Master Services Agreement: express delivery service, independent pricing and storage.

         ICC also serves as the Fund's investment advisor.

12.      LEGAL MATTERS

         Morgan, Lewis & Bockius LLP serves as counsel to the Fund.


13.      INDEPENDENT ACCOUNTANTS

         PricewaterhouseCoopers LLP, 250 West Pratt Street, Baltimore, Maryland 21201, are independent accountants to the Fund.


14.      PERFORMANCE INFORMATION


         For purposes of quoting and comparing the performance of the Fund to that of other open-end diversified management investment companies and to stock or other relevant indices in advertisements or in certain reports to shareholders, performance will be stated in terms of total return, rather than in terms of yield. The total return quotations, under the rules of the SEC, must be calculated according to the following formula:

            n
    P(1 + T) = ERV

      Where:   P = a hypothetical initial payment of $1,000

               T = average annual total return

               n = number of years (1, 5 or 10)

               ERV = ending redeemable value at the end of the

               1-, 5-, or 10- year periods (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10- year periods.


         Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover one-, five- and ten- year periods or a shorter period dating from the effectiveness of the Fund's registration statement or the date the Fund (or a class or series) commenced operations (or the later commencement of operations of the series or class).

         Calculated according to SEC rules, the ending redeemable value and average annual total return of a hypothetical $1,000 investment for the periods ended October 31, 1998 were as follows:

                     One-Year Period           Five-Year Period           Ten-Year Period
                         Ended                    Ended                       Ended
                     October 31, 1998          October 31, 1998           October 31, 1998
                     ----------------          ----------------           ----------------

                                                              Average                   Average
                     Ending                    Ending         Annual      Ending        Annual
                     Redeemable    Total       Redeemable     Total       Redeemable    Total
Class                Value         Return      Value          Return      Value         Return
-----                -----         ------      -----          ------      -----         ------

Class A
*December 30, 1987     $826.30     -17.37%       $1,695.90      11.14%     $2,619.40      10.11%

                     One-Year Period
                         Ended
                     October 31, 1998            Since Inception
                     ----------------           ----------------------

                                                               Average
                     Ending                    Ending          Annual
                     Redeemable    Total       Redeemable      Total
Class                Value         Return      Value           Return
-----                ----------    -------     ----------      ------
Class B
*June 20, 1996         $818.90     -18.11%       $1,033.70     1.41%

Institutional
*November 2, 1995      $866.10     -13.39%       $1,274.80     8.44%

Brown Investment
Advisory &
Trust Shares
*May 9, 1997           $867.40     -13.26%       $1,081.50     5.44%


----------
*   Inception Date


         The Fund may also from time to time include in such advertising total return figures that are not calculated according to the formula set forth above to compare more accurately the Fund's performance with other measures of investment return. For example, in comparing the Fund's total return with data published by Lipper Analytical Services, Inc., the Fund calculates its aggregate and average annual total return for the specified periods of time by assuming the investment of $10,000 in Shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. For this alternative computation, the Fund assumes that the $10,000 invested in Shares is net of all sales charges (as distinguished from the computation required by the SEC where the $1,000 payment is reduced by sales charges before being invested in Shares). The Fund will, however, disclose the maximum sales charges and will also disclose that the performance data do not reflect sales charges and that inclusion of sales charges would reduce the performance quoted. Such alternative total return information will be given no greater prominence in such advertising than the information prescribed under SEC rules and all advertisements containing performance data will include a legend disclosing that such performance data represent past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

         The Fund's annual portfolio turnover rate (the lesser of the value of the purchases or sales for the year divided by the average monthly market value of the portfolio during the year, excluding U.S. Government securities and securities with maturities of one year or less) may vary from year to year, as well as within a year, depending on market conditions. In the fiscal year ended October 31, 1998, the Fund's portfolio turnover rate was 23% and in the fiscal year ended 1997, the Fund's portfolio turnover rate was 42%.

15.      CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

         To Fund management's knowledge, the following persons owned of record or beneficially 5% or more of the outstanding Shares of a class of the Fund, as of December 1, 1998.



          Name and Address                Owned of Record     Beneficially Owned       Percentage Owned
          ----------------                ---------------     ------------------        ----------------


Brown Trust Custodian                           |X|                               5.48% of Brown Investment Advisory & Trust Shares
FBO/01011707200019
19 South Street
Baltimore, MD  21202

T Rowe Price TR                                 |X|                              17.99% of Class A Shares
Alex. Brown & Sons Inc. Plan
#100460
Flag Investors Emerging Growth
Attn Asset Recon
P.O. Box 17215
Baltimore, MD  21297-1215

Mercantile Safe Deposit & Trust Co.            |X|                |X|            6.53% of Institutional Shares
Cus U/A 04/28/93
Physicians Mem Hospital Pension Plan
2 Hopkins Plaza
Baltimore, MD  21201-2930

Mercantile Safe Deposit & Trust TR             |X|                |X|            26.93% of Institutional Shares
College of Notre Dame
Attn Custody
2 Hopkins Plaza
Baltimore, MD  21201-2930

Frank Nominees LTD                             |X|                                6.03% of Institutional Shares
P.O. Box 919
10 Fenchurch St
London EC 3M 3LB
United Kingdom

Light & Co                                     |X|                                8.11% of Institutional Shares
 c/o First National Bank of Maryland
Attn Trust Operations #101-610
PO Box 1596
Baltimore, MD  21203-1596

The Haron Dahan Foundation Inc                 |X|                |X|             9.35% of Institutional Shares
2231 Conowingo Rd
Bel Air, MD  21015-1436

BT Alex. Brown Incorporated                    |X|                                5.26% of Institutional Shares
FBO 201-97155-11
PO Box 1346
Baltimore, MD  21203-1346



          Name and Address                Owned of Record     Beneficially Owned       Percentage Owned
          ----------------                ---------------     ------------------        ----------------

BT Alex. Brown Incorporated                     |X|                |X|            25.81% of Institutional Shares
FBO 601-20603-12
PO Box 1346
Baltimore, MD  21203-1346

Lewco Securities Corp                           |X|                |X|             5.21% of Class B Shares
FBO A/C #H34-100700-3-01
34 Exchange Pl Fl 4
Jersey City, NJ  07302-3885


          ----------------
          * As of such date, to Fund management's knowledge, BT Alex. Brown Incorporated owned beneficially less than 1% of such shares.


         To Fund management's knowledge, the Directors and Officers of the Fund as a group (12 persons) beneficially owned less than 1% of the Fund's total outstanding shares, as of December 1, 1998.


16.      FINANCIAL STATEMENTS


         See next page.

FLAG INVESTORS EMERGING GROWTH FUND
--------------------------------------------------------------------------------
Statement of Net Assets                                        October 31, 1998

  No. of                                                   Value     Percent of
  Shares              Security                           (Note 1)    Net Assets
  ------              --------                           --------    ----------

--------------------------------------------------------------------------------
Common Stock: 94.9%

Business Services: 18.5%
   80,550        AHL Services, Inc.*                   $ 2,718,562       2.2%
  160,500        Central Garden & Pet Co.*               3,169,875       2.6
   99,700        Dialogic Corp.*                         2,243,250       1.8
  149,400        Manugistics*                            2,147,625       1.7
  117,400        MemberWorks, Inc.*                      2,714,875       2.2
  145,600        QRS Corporation*                        5,532,800       4.5
  173,850        Wilmar Industries, Inc.*                4,302,787       3.5
                                                      ------------     -----
                                                        22,829,774      18.5
Capital Goods: 2.5%
  208,300        Advanced Lighting Technologies, Inc.*   1,692,437       1.4
  101,400        ATMI, Inc.*                             1,394,250       1.1
                                                      ------------     -----
                                                         3,086,687       2.5
Consumer Services: 19.2%
   91,037        Apollo Group, Inc. Cl-A*                2,924,564       2.4
  331,150        Avado Brands, Inc.                      2,607,806       2.1
   69,800        Il Fornaio (America) Corp.*               558,400       0.5
  236,000        Just For Feet*                          3,997,250       3.2
  299,112        O'Charleys, Inc.*                       3,589,344       2.9
   60,625        Papa John's International*              2,301,855       1.9
  301,400        PETsMART, Inc.*                         2,166,313       1.8
   65,750        Starbucks Corp.*                        2,851,906       2.3
   85,725        Sylvan Learning Systems, Inc.*          2,646,759       2.1
                                                      ------------     -----
                                                        23,644,197      19.2
Health Care Services: 10.9%
  357,100        American Oncology Resources, Inc.*      4,753,894       3.9
   34,900        Guilford Pharmaceuticals, Inc.*           571,487       0.5
   24,900        Incyte Pharmaceuticals, Inc.*             759,450       0.6
  267,350        PSS World Medical, Inc.*                5,915,119       4.8
  132,700        Transition Systems, Inc.*               1,385,056       1.1
                                                      ------------     -----
                                                        13,385,006      10.9

FLAG INVESTORS EMERGING GROWTH FUND
--------------------------------------------------------------------------------
Statement of Net Assets                                        October 31, 1998


  No. of                                                   Value     Percent of
  Shares              Security                           (Note 1)    Net Assets
  ------              --------                           --------    ----------

-------------------------------------------------------------------------------
Common Stock (concluded)

Health Equipment and Services: 4.0%
   81,950        Arthrocare Corp*                      $ 1,454,613      1.2%
   53,900        Bionx Implants, Inc.*                     380,669      0.3
   56,350        Heartport, Inc.*                          239,488      0.2
  117,775        Perclose*                               2,811,878      2.3
                                                      ------------      ----
                                                         4,886,648      4.0
Media/ Communications: 0.3%
   32,900        Getty Images, Inc.*                       405,081      0.3
                                                      ------------    -----
Technology -- Software/Services: 15.0%
   93,400        Aspect Development, Inc.*               2,950,856      2.4
  153,600        Broadvision Inc.*                       2,304,000      1.9
  312,525        Integrated Systems, Inc.*               3,515,906      2.8
  104,650        Mapics*                                 1,975,269      1.6
   67,900        Summit Design, Inc.*                      568,663      0.5
  158,146        Synopsys, Inc.*                         7,156,107      5.8
                                                      ------------    -----
                                                        18,470,801     15.0
Technology -- Systems/Semiconductors: 13.1%
  186,200        Applied Digital Access, Inc.*             581,875      0.5
  197,925        Level One Communications, Inc.*         5,207,902      4.2
  224,700        Security Dynamics Technologies, Inc.*   2,303,175      1.9
  291,500        Sipex Corp.*                            8,089,125      6.5
                                                      ------------    -----
                                                        16,182,077     13.1
Telecommunication -- Long Distance: 4.9%
  118,400        Geotel Communications Corp.*            3,078,400      2.5
  102,500        Pacific Gateway Exchange, Inc.*         2,959,688      2.4
                                                      ------------     -----
                                                         6,038,088      4.9
Transportation: 6.5%
  161,150        Atlantic Coast Airlines, Inc.*          3,867,600      3.1
  102,050        Coach USA, Inc.*                        2,736,216      2.2
   69,075        Forward Air Corporation*                1,062,028      0.9
   69,075        Landair Services, Inc.*                   345,375      0.3
                                                      ------------     -----
                                                         8,011,219      6.5
Total Common Stock
   (Cost $99,511,758)                                  116,939,578     94.9
                                                      ------------     -----

FLAG INVESTORS EMERGING GROWTH FUND
--------------------------------------------------------------------------------
Statement of Net Assets (concluded)                            October 31, 1998

    Par                                                   Value      Percent of
   (000)                   Security                     (Note 1)     Net Assets

 Repurchase Agreement: 4.4%
--------------------------------------------------------------------------------
   $5,490        Goldman Sachs & Co. 5.25%
                 Dated 10/30/98, to be repurchased
                 @ 5, 718,402 on 11/02/98, collater-
                 alized by U.S Treasury Bonds with
                 a market value of $5,600,451
                 (Cost $5,490,000)                    $  5,490,000        4.4%
                                                      ------------      -----
Total Investments in Securities
   (Cost $105,001,758)**                               122,429,578       99.3
                                                      ------------
Other Assets in Excess of Liabilities                      843,699        0.7
                                                      ------------      -----
Net Assets                                            $123,273,277      100.0%

Net Asset Value and Redemption Price Per:
      Class A Share
          ($65,247,480 / 3,419,651 shares outstanding)      $19.08

      Class B Share
          ($5,154,618 / 275,767 shares outstanding)         $18.69***

Institutional Share
          ($6,242,969 / 325,623 shares outstanding)         $19.17

      ABCAT Share
          ($46,628,210 / 2,430,133 shares outstanding)      $19.19

Maximum Offering Price Per:
      Class A Share
          ($19.08 / 0.955)                                  $19.98

      Class B Share                                         $18.69

      Institutional Share                                   $19.17

      ABCAT Share                                           $19.19


--------------------
   * Non-income producing security.
  ** Aggregate cost for federal tax purposes was $105,001,758.
 *** Redemption value is $17.94 following a 4% maximum contingent = deferred sales charge.

                       See Notes to Financial Statements.

FLAG INVESTORS EMERGING GROWTH FUND
--------------------------------------------------------------------------------
Statement of Operations
                                                                      For the
                                                                     Year Ended
                                                                     October 31,
--------------------------------------------------------------------------------
1998
Investment Income:
   Dividends ................................................      $    11,447
   Interest .................................................          480,434
                                                                   -----------
            Total income ....................................          491,881
                                                                   -----------
Expenses:
   Investment advisory fee ..................................        1,103,023
   Distribution fee .........................................          237,630
   Legal ....................................................           88,253
   Transfer agent fee .......................................           87,294
   Accounting fee ...........................................           59,460
   Registration fees ........................................           55,889
   Printing and postage .....................................           43,716
   Audit fees ...............................................           29,226
   Custodian fee ............................................           25,373
   Directors' fees ..........................................            5,951
   Miscellaneous ............................................            8,726
                                                                  ------------
            Total expenses ..................................        1,744,541
                                                                  ------------
   Expenses in excess of investment income ..................       (1,252,660)
                                                                  ------------
Realized and unrealized loss on investments:
   Net realized lossfrom security transactions ..............       (1,729,647)
   Change in unrealized appreciation/depreciation
      of investments ........................................      (15,958,185)
                                                                  ------------
   Net loss on investments ..................................      (17,687,832)
                                                                  ------------

Net decrease in net assets resulting from operations ........     $(18,940,492)
                                                                  =============


                       See Notes to Financial Statements.

FLAG INVESTORS EMERGING GROWTH FUND
--------------------------------------------------------------------------------
Statement of Changes in Net Assets


              For the Years Ended October 31,
--------------------------------------------------------------------------------
                                                       1998             1997
                                                       ----             ----
Increase/(Decrease) in Net Assets:
Operations:
   Expenses in excess of investment income .     $  (1,252,660)   $    (831,973)
   Net realized gain/(loss) from security
    transactions                                    (1,729,647)       6,273,549
   Change in unrealized appreciation/
      depreciation of investments                  (15,958,185)      17,299,788
                                                 -------------    -------------
   Net increase/(decrease) in net assets
    resulting from operations                      (18,940,492)      22,741,364
                                                 -------------    -------------
Dividends to Shareholders from:
   Net realized short-term gains:
      Class A Shares                                  (655,545)        (509,733)
      Class B Shares                                   (53,761)         (12,155)
      Institutional Shares                            (117,815)        (262,737)
      ABCAT Shares                                    (320,098)            --
   Net realized mid-term and long-term gains:
      Class A Shares                                (2,622,180)      (1,286,527)
      Class B Shares                                   215,043)         (28,797)
      Institutional Shares                            (471,259)        (663,099)
      ABCAT Shares                                  (1,280,392)            --
                                                 -------------    -------------
   Total distributions                              (5,736,093)      (2,763,048)
                                                 -------------    -------------
Capital Share Transactions:
   Proceeds from sale of shares                     51,002,445       77,654,561
   Value of shares issued in
      reinvestment of dividends                      5,494,066        2,667,198
   Cost of shares repurchased                      (34,109,172)     (40,585,610)
                                                 -------------    -------------
   Increase in net assets derived from capital
      share transactions                            22,387,339       39,736,149
                                                 -------------    -------------
   Total increase/(decrease) in net assets ..       (2,289,246)       9,714,465

Net Assets:
   Beginning of year                               125,562,523       65,848,058
                                                 -------------    -------------
   End of year                                   $ 123,273,277    $ 125,562,523
                                                 =============    =============

                        See Notes to Financial Statements

FLAG INVESTORS EMERGING GROWTH FUND
--------------------------------------------------------------------------------
Financial Highlights -- Class A Shares
(For a share outstanding throughout each year)


                                                                   For the
                                                                  Year Ended
                                                                October 31, 1998
Per Share Operating Performance:
   Net asset value at beginning of year                             $  23.17
                                                                    --------
Income from Investment Operations:
   Expenses in excess of investment income                             (0.22)
   Net realized and unrealized gain/(loss) on investments              (2.82)
                                                                    --------
   Total from Investment Operations                                    (3.04)
Less Distributions:
   Distributions from net realized short-term gains                    (0.21)
   Distributions from net realized mid-term and long-term gains        (0.84)
                                                                    --------
   Total distributions                                                 (1.05)
                                                                    --------
   Net asset value end of year                                      $  19.08
                                                                    ========

Total Return(1)                                                       (13.48)%
Ratios to Average Daily Net Assets:
   Expenses                                                             1.41%
   Expenses in excess of investment income                             (1.03)%
Supplemental Data:
   Net assets at end of year (000)                                  $ 65,247
   Portfolio turnover rate                                                23%


                                                                            For the Year Ended October 31,
-----------------------------------------------------------------------------------------------------------------
                                                                     1997        1996         1995         1994
                                                                    ------    ---------    ---------    ---------
Per Share Operating Performance:
   Net asset value at beginning of year                             $19.14    $   17.09    $   12.90    $   14.02
                                                                    ------    ---------    ---------    ---------
Income from Investment Operations:
   Expenses in excess of investment income                           (0.18)       (0.15)       (0.09)       (0.08)
   Net realized and unrealized gain/(loss) on investments             4.95         3.10         4.32         0.47
                                                                    ------    ---------    ---------    ---------
   Total from Investment Operations                                   4.77         2.95         4.23         0.39
Less Distributions:
   Distributions from net realized short-term gains                  (0.21)       (0.30)     --           --
   Distributions from net realized mid-term and long-term gains      (0.53)       (0.60)       (0.04)       (1.51)
                                                                    ------    ---------    ---------    ---------
   Total distributions                                               (0.74)       (0.90)       (0.04)       (1.51)
                                                                    ------    ---------    ---------    ---------
   Net asset value end of year                                      $23.17    $   19.14    $   17.09    $   12.90
                                                                    ======    =========    =========    =========
Total Return(1)                                                      25.93%       18.19%       32.92%        3.75%
Ratios to Average Daily Net Assets:
   Expenses                                                           1.44%        1.50%        1.50%        1.50%
   Expenses in excess of investment income                           (0.97)%      (0.83)%      (0.64)%      (0.73)%
Supplemental Data:
   Net assets at end of year (000)                                  $71,123   $  45,325    $  38,127    $  23,302
   Portfolio turnover rate                                               42%         24%          39%          86%


----------
(1) Total return excludes the effect of sales charge.

(2) Calculation based on average shares.

                       See Notes to Financial Statements.

FLAG INVESTORS EMERGING GROWTH FUND
--------------------------------------------------------------------------------
Financial Highlights -- Class B Shares
(For a share outstanding throughout each period)


-----------------------------------------------------------------------------------------
                                                                                For the Period
                                                                                June 20, 1996(1)
                                                                                   through
                                                For the Years Ended October 31,   October 31,
                                                    1998              1997           1996
                                                    ----              ----           ----

Per Share Operating Performance:
   Net asset value at beginning of period       $      22.88     $    19.10     $    19.22
                                                ------------     -----------     ----------
Income from Investment Operations:
   Expenses in excess of income ..........             (0.37)(2)      (0.18)         (0.12)
   Net realized and unrealized gain/(loss)
      on investments .....................             (2.77)          4.70             --
                                                ------------     -----------     ----------
   Total from Investment Operations ......             (3.14)          4.52          (0.12)
                                                ------------     -----------     ----------
Less Distributions:
   Distributions from net realized
      short-term gains ...................             (0.21)         (0.21)            --
   Distributions from net realized
      mid-term and long-term gains .......             (0.84)         (0.53)            --
                                                ------------      ----------     ----------
   Total distributions ...................             (1.05)        (0.74)            --
                                                ------------      ----------     ----------
   Net asset value at end of period ......      $      18.69     $   22.88     $    19.10
                                                ============     =========     ==========

Total Return(2) ..........................            (14.11)%       24.69%         (0.62)%
Ratios to Average Daily Net Assets:
   Expenses ..............................              2.16%         2.19%          2.25%(3)
   Expenses in excess of income ..........             (1.77)%       (1.73)%        (1.67)%(3)
Supplemental Data:
   Net assets at end of period (000) .....      $      5,155     $   5,719     $      772
   Portfolio turnover rate ...............                23%           42%            24%


------------
(1) Commencement of operations.
(2) Calculation based on average shares.
(3) Total return excludes the effect of sales charge.
(4) Annualized.

                       See Notes to Financial Statements.

FLAG INVESTORS EMERGING GROWTH FUND
--------------------------------------------------------------------------------
Financial Highlights -- Institutional Shares
(For a share outstanding throughout each period)


-------------------------------------------------------------------------------------
                                                                                For the Period
                                                                                  November 2,
                                                                                1995(1) through
                                              For the Years Ended October 31,      October 31,
                                                 1998              1997                1996
                                                 ----              ----                ----

Per Share Operating Performance:
   Net asset value at beginning of period       $23.25           $ 19.15             $ 17.45
                                                ------           -------             -------
Income from Investment Operations:
   Expenses in excess of investment
      income .............................       (0.17)(2)         (0.26)              (0.12)
   Net realized and unrealized gain/(loss)
      on investments .....................       (2.86)             5.10                2.72
                                                ------           -------             -------
   Total from Investment Operations ......       (3.03)             4.84                2.60
                                                ------           -------             -------
Less Distributions:
   Distributions from net realized
      short-term gains ...................       (0.21)           (0.21)               (0.30)
   Distributions from net realized
      mid-term and long-term gains .......       (0.84)           (0.53)               (0.60)
                                                ------           -------             -------
   Total distributions ...................       (1.05)           (0.74)               (0.90)
                                                ------           -------             -------
   Net asset value at end of period ......      $19.17          $ 23.25             $  19.15
                                                ======          ======               =======

Total Return .............................      (13.39)%          26.36%               16.48%
Ratios to Average Daily Net Assets:
   Expenses ..............................        1.16%            1.19%                1.25%(2)
   Expenses in excess of income ..........       (0.76)%          (0.74)%              (0.61)%(2)
Supplemental Data:
   Net assets at end of period (000) .....      $6,243         $ 13,068             $ 19,751
   Portfolio turnover rate ...............          23%              42%                  24%


------------
(1) Commencement of operations.
(2) Calculation based on average shares.
(3) Annualized.

                       See Notes to Financial Statements.

FLAG INVESTORS EMERGING GROWTH FUND
--------------------------------------------------------------------------------
Financial Highlights -- ABCAT Shares
(For a share outstanding throughout each period)

                                                                For the Period
                                                    For the      May 9, 1997(1)
                                                  Year Ended        through
                                                  October 31,     October 31,
                                                  ----------    --------------
                                                     1998            1997
                                                     ----            ----
Per Share Operating Performance:
   Net asset value at beginning of period           $  23.24       $ 18.64
                                                    --------       --------
Income from Investment Operations:
   Expenses in excess of income                        (0.17)(2)     (0.06)
   Net realized and unrealized
      gain/(loss) on investments                       (2.83)         4.66
                                                    --------        -------
   Total from Investment Operations                    (3.00)         4.60
                                                    --------       --------
Less Distributions:
   Distributions from net realized
      short-term gains                                 (0.21)           --
   Distributions from net realized
      mid-term and long-term gains                     (0.84)           --
                                                    --------       --------
Total Distributions                                    (1.05)           --
                                                    --------       --------
Net asset value at end of period                    $  19.19       $ 23.24
                                                    ========       =======

Total Return                                          (13.26)%       24.68%
Ratios to Average Daily Net Assets:
   Expenses                                             1.16%         1.19%(2)
   Expenses in excess of income                        (0.80)%       (0.69)%(2)
Supplemental Data:
   Net assets at end of period (000)                 $46,628       $35,653
   Portfolio turnover rate                                23%           42%

------------
(1) Commencement of operations.
(2) Calculation based on average shares.
(3) Annualized.

                       See Notes to Financial Statements.

FLAG INVESTORS EMERGING GROWTH FUND
--------------------------------------------------------------------------------
Notes to Financial Statements
NOTE 1 -- Significant Accounting Policies

     Flag Investors Emerging Growth Fund, Inc. (the "Fund"), which was organized as a Maryland Corporation on July 2, 1987 and commenced operations December 30, 1987, is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Its objective is to seek long-term capital appreciation primarily through investment in a diversified portfolio of small and mid-sized emerging growth companies.

     The Fund consists of four share classes: Class A Shares, which commenced June 15, 1988; Institutional Shares, which commenced November 2, 1995; Class B Shares, which commenced June 20, 1996; and Alex. Brown Capital Advisory & Trust Shares (ABCAT Shares), which commenced May 9, 1997.

     The Class A and Class B Shares are subject to different sales charges and distribution fees. The Class A Shares have a front-end sales charge and the Class B Shares have a contingent deferred sales charge. The Institutional Shares and ABCAT Shares do not have a front-end sales charge, a contingent deferred sales charge or a distribution fee.

     When preparing the Fund's financial statements, management makes estimates and assumptions to comply with generally accepted accounting principles. These estimates affect 1) the assets and liabilities that we report at the date of the financial statements; 2) the contingent assets and liabilities that we disclose at the date of the financial statements; and 3) the revenues and expenses that we report for the period. Our estimates could be different from the actual results. The Fund's significant accounting policies are:

     A. Security Valuation -- The Fund values a portfolio security that is primarily traded on a national exchange by using the last price reported for the day. If there are no sales or the security is not traded on a listed exchange, the Fund values the security at the average of the last bid and asked prices in the over-the-counter market. When a market quotation is not readily available, the Investment Advisor determines a fair value using procedures that the Board of Directors establishes and monitors. The Fund values short-term obligations with maturities of 60 days or less at amortized cost.

     B. Repurchase Agreements -- The Fund may enter into tri-party repurchase agreements with broker-dealers and domestic banks. A repurchase agreement is a short-term investment in which the Fund

FLAG INVESTORS EMERGING GROWTH FUND
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
NOTE 1 -- concluded

buys a debt security that the broker agrees to repurchase at a set time and price. The third party, which is the broker's custodial bank, holds the collateral in a separate account until the repurchase agreement matures. The agreement ensures that the collateral's market value, including any accrued interest, is sufficient if the broker defaults. The Fund's access to the collateral may be delayed or limited if the broker defaults and the value of the collateral declines or if the broker enters into an insolvency = proceeding.

     C. Federal Income Taxes -- The Fund determines its distributions according to income tax regulations, which may be different from generally accepted accounting principles. As a result, the Fund occasionally makes reclassifications within its capital accounts to reflect income and gains that are available for distribution under income tax regulations. The fund has a capital loss carryforward in the amount of $1,873,591 expiring in 2006.

     The Fund is organized as a regulated investment company. As long as it maintains this status and distributes to its shareholders substantially all of its taxable net investment income and net realized capital gains, it will be exempt from most, if not all, federal income and excise taxes. As a result, the Fund has made no provisions for federal income or excise taxes.

     D. Securities Transactions, Investment Income, Distributions and Other --

     The Fund uses the trade date to account for security transactions and the specific identification method for financial reporting and income tax purposes to determine the cost of investments sold or redeemed. Interest income is recorded on an accrual basis and includes the amortization of premiums and accretion of discounts when appropriate. Income and common expenses are allocated to each class based on its respective average net assets. Class specific expenses are charged directly to each class. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

NOTE 2 -- Investment Advisory Fees, Transactions with Affiliates and
Other Fees

     Investment Company Capital Corp. ("ICC"), an indirect subsidiary of Bankers Trust Corporation, is the Fund's investment advisor. The Advisory

FLAG INVESTORS EMERGING GROWTH FUND
--------------------------------------------------------------------------------
NOTE 2 -- concluded

Agreement provides for ICC to receive an annual fee equal to 0.85% of the Fund's average daily net assets. However, the actual amount of the fee is contractually limited to an amount that would result in total expenses on Class A Shares of no more than 1.50%. The Fund paid ICC $1,103,023 in fees, which was equal to 0.85% of the Fund's average daily net assets, for advisory services for the year ended October 31, 1998. At October 31, 1998, the Fund owed $76,693 in advisory fees.

     Certain officers and directors of the Fund are also officers or directors of the Fund's investment advisor.

     As compensation for its accounting services, the Fund pays ICC an annual fee that is calculated daily based upon its average daily net assets and paid monthly. The Fund paid ICC $59,460 for accounting services for the year ended October 31, 1998. At October 31, 1998, the Fund owed $4,744 in accounting services fees.

     As compensation for its transfer agent services, the Fund pays ICC a per account fee that is calculated and paid monthly. The Fund paid ICC $87,294 for transfer agent services for the year ended October 31, 1998. At October 31, 1998, the Fund owed $16,361 in transfer agent services fees.

     As compensation for providing distribution services, the Fund pays ICC Distributors, Inc. ("ICC Distributors"), a member of the Forum Financial Group of companies, an annual fee that is calculated daily and paid monthly. This fee is paid at an annual rate equal to 0.25% of the Class A Shares' average daily net assets and 1.00% (including a 0.25% shareholder servicing fee) of the Class B Shares' average daily net assets. For the year ended October 31, 1998, distribution fees aggregated $237,630, of which $179,510 was attributable to the Class A Shares and $58,120 was attributable to the Class B Shares. No distribution fees were charged to the Institutional and ABCAT Shares. At October 31, 1998, the Fund owed $15,703 in distribution fees of which $11,992 was attributable to Class A and $3,711 was attributable to Class B.

     The Fund's complex offers a retirement plan for eligible Directors. The actuarially computed pension expense allocated to the Fund for the year ended October 31, 1998 was $2,643, and the accrued liability was $5,974.

FLAG INVESTORS EMERGING GROWTH FUND
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
NOTE 3 -- Capital Share Transactions

     The Fund is authorized to issue up to 20 million shares of $.001 par value capital stock (8 million Class A, 1 million Class B, 5 million Institutional, 5 million Alex. Brown Capital Advisory and Trust and 1 million undesignated). Transactions in shares of the Fund are listed below.

                                                  Class A Shares
                                         ------------------------------
                                            For the          For the
                                          Year Ended        Year Ended
                                         Oct. 31, 1998     Oct. 31, 1997
                                         ------------       -----------
   Shares sold                              1,026,573         1,220,895
   Shares issued to shareholders on
      reinvestment of dividends               148,041            92,972
   Shares redeemed                           (823,988)         (612,803)
                                         ------------       -----------
   Net increase in shares outstanding         350,626           701,064
                                              =======           =======

   Proceeds from sale of shares          $ 21,111,802       $24,515,195
   Value of reinvested dividends            3,068,894         1,709,779
   Cost of shares redeemed                (16,839,860)      (12,465,235)
                                         ------------       -----------
   Net increase from capital share
      transactions                       $  7,340,836       $13,759,739
                                         ============       ===========

                                                  Class B Shares
                                         ------------------------------
                                            For the          For the
                                          Year Ended        Year Ended
                                         Oct. 31, 1998     Oct. 31, 1997
                                         ------------       -----------
   Shares sold                                107,106           234,480
   Shares issued to shareholders on
      reinvestment of dividends                12,906             2,231
   Shares redeemed                            (94,232)          (27,166)
                                         ------------       -----------
   Net increase in shares outstanding          25,780           209,545
                                         ============       ===========

   Proceeds from sale of shares          $  2,245,546       $ 5,012,881
   Value of reinvested dividends              263,666            40,890
   Cost of shares redeemed                 (1,909,628)         (564,373)
                                         ------------       -----------
   Net increase from capital share
      transactions                       $    599,584       $ 4,489,398
                                         ============       ===========

FLAG INVESTORS EMERGING GROWTH FUND
--------------------------------------------------------------------------------
NOTE 3 -- concluded

                                               Institutional Shares
                                         ------------------------------
                                           For the            For the
                                          Year Ended        Year Ended
                                         Oct. 31, 1998     Oct. 31, 1997
                                         -------------     ------------
   Shares sold                                 20,073           834,599
   Shares issued to shareholders on
      reinvestment of dividends                27,198            49,811
   Shares redeemed                           (283,690)       (1,353,795)(2)
                                         ------------       -----------
   Net decrease in shares
      outstanding                            (236,419)         (469,385)
                                          ===========     =============

   Proceeds from sale of shares           $   509,820       $16,289,665
   Value of reinvested dividends              566,256           916,529
   Cost of shares redeemed                 (6,892,979)      (26,372,242)(2)
                                         ------------       -----------
   Net decrease from capital share
      transactions                        $(5,816,903)    $  (9,166,048)
                                          ===========     =============

                                                   ABCAT Shares
                                         ----------------------------------
                                            For the        For the Period
                                          Year Ended      May 9, 1997(1) to
                                         Oct. 31, 1998     Oct. 31, 1997
                                         -------------    -----------------
   Shares sold                              1,257,491         1,587,453(3)
   Shares issued to shareholders on
      reinvestment of dividends                76,695             --
   Shares redeemed                           (437,945)          (53,561)
                                         ------------       -----------
   Net increase in shares outstanding         896,241         1,533,892
                                          ===========     =============

   Proceeds from sale of shares           $27,135,277       $31,836,820(3)
   Value of reinvested dividends            1,595,250                --
   Cost of shares redeemed                 (8,466,705)       (1,183,760)
                                         ------------       -----------
   Net increase from capital share
      transactions                       $ 20,263,822       $30,653,060
                                          ===========     =============
-----------
(1)  Commencement of operations.

(2) The number of shares redeemed and cost of shares redeemed for the year ended October 31, 1998 include an exchange of shares from Institutional Shares into ABCAT Shares.

(3) The number of shares sold and proceeds from sale of shares for the year ended October 31, 1998 include an exchange of shares from Institutional Shares into ABCAT Shares.

FLAG INVESTORS EMERGING GROWTH FUND

--------------------------------------------------------------------------------
Notes to Financial Statements (concluded)
NOTE 4 -- Investment Transactions

     Excluding short-term obligations, purchases of investment securities aggregated $49,818,578 and sales of investment securities aggregated $28,611,680 for the year ended October 31, 1998.

     For federal income tax purposes, the tax cost of investments held at October 31, 1998 was $105,293,620. On October 31, 1998, aggregate net unrealized appreciation over tax cost for portfolio securities was $17,427,820 of which $30,217,516 related to appreciated securities and $12,789,696 related to depreciated securities.

NOTE 5 -- Net Assets

     On October 31, 1998, net assets consisted of:

Paid-in capital
   Class A Shares                                                $48,166,449
   Class B Shares                                                  5,797,620
   Institutional Shares                                            3,726,681
   ABCAT Shares                                                   50,324,632
Accumulated net realized loss from security transactions          (2,169,925)
Unrealized appreciation of investments                            17,427,820
                                                                ------------
                                                                $123,273,277
                                                                ============

NOTE 6 -- Risks of Investing Small and Emerging Growth Companies

     There are risks to investors inherent in the characteristics of emerging growth companies. The companies in which the Fund may invest may have relatively small revenues and lack depth of management. Investments in such companies tend to be volatile and are therefore speculative. They may have a small share of the market for their products or services and they may provide goods or services to a regional or limited market. Small companies may be unable to internally generate funds necessary for growth or potential development or to generate such funds through external financing on favorable terms. In addition, they may be developing or marketing new products or services for which markets are not yet established and may never become established. Such companies may have or may develop only a regional market for products or services and thus be affected by local or regional market conditions. Moreover, small companies may have insignificant market share in their industries and may have difficulty maintaining or increasing their market share in competition with larger companies. Due to these and other factors, small companies may suffer significant losses.

FLAG INVESTORS EMERGING GROWTH FUND
--------------------------------------------------------------------------------
NOTE 7 -- Federal Income Tax Information

     On October 31, 1998, there was a tax capital loss carryforward of approximately $1,828,277, expiring October 31, 2006. This carryforward will be used to offset future net capital gains.

NOTE 8 -- Tax Information (Unaudited)

     The following information summarizes all per share distributions paid by the Fund during the taxable period ending October 31, 1998.

                                                    Total
            Record             Payable            Ordinary           Long-Term
             Date               Date               Income          Capital Gains
           --------           --------            --------         -----------
           12/15/97           12/19/97              $0.21             $0.84

NOTE 9 -- Shareholder Meeting

     On September 25, 1998, the Flag Investors Emerging Growth Fund held a special meeting for its shareholders. During the meeting, the shareholders elected the following directors: Truman T. Semans, James J. Cunnane, Richard T. Hale, Joseph R. Hardiman, Louis E. Levy, Rebecca W. Rimel, and Carl W. Vogt. The shareholders also approved a new sub-advisory agreement amongst the Fund, Investment Conference Capital Corp., and Alex. Brown Capital Advisory and Trust Company.

FLAG INVESTORS EMERGING GROWTH FUND
--------------------------------------------------------------------------------
Report of Independent Accountants
To the Shareholders and Directors of
Flag Investors Emerging Growth Fund, Inc.

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Flag Investors Emerging Growth Fund, Inc. (the "Fund") at October 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.



PRICEWATERHOUSECOOPERS LLP
Baltimore, Maryland
December 1, 1998




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